SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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      Date of Report (date of earliest event reported): September 22, 1997


                                   VIACOM INC.
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             (Exact name of registrant as specified in its charter)



                   Delaware          1-9553             04-2949533
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               (State or other     (Commission       (IRS Employer
               jurisdiction of     File Number)      Identification No.)
               incorporation)



                     1515 Broadway, New York, New York 10036
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code:(212) 258-6000
                                                           --------------

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Item 5.  Other Events.
         -------------

         On September 22, 1997, Viacom Inc., a Delaware corporation ("Viacom"), announced today that an agreement was made with The Seagram Company, Ltd. ("Seagram") to resolve all litigation regarding jointly-owned USA Networks.
Pursuant to the terms of such agreement, Seagram will acquire Viacom's 50% interest in USA Networks, including the Sci-Fi Channel, for $1.7 billion in cash.

         Consummation of the transaction, which is expected to close in the fourth quarter of 1997, is subject to customary conditions, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

         A copy of the press release issued by Viacom Inc., dated September 22, 1997, relating to the above-described transaction is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c) The following exhibit is filed as part of this report on Form 8-K:

         99.1    Press Release issued by Viacom dated September 22, 1997.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         VIACOM INC.



Date:  September 23, 1997                By: /s/  Michael D. Fricklas
                                            --------------------------------
                                            Name:   Michael D. Fricklas
                                            Title:  Senior Vice President,
                                                    Deputy General Counsel

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.        Description
-----------        ------------

99.1               Press Release issued by Viacom Inc. dated September 22, 1997.

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